Stock Compensation	12 Months Ended
Dec. 31, 2021
Stock Compensation
Stock Compensation

Note 10 Stock Compensation

During 2020, SharpLink, Inc. approved and adopted the 2020 Stock Incentive Plan (the “2020 plan”), which permits the grant of stock options to its employees, directors and consultants for up to 400,000 shares of SharpLink, Inc. common stock. In connection with the MTS Merger, the Company adopted the 2021 Equity Incentive Plan (the “2021 plan”) and reserved 2,336,632 ordinary shares of the Company for issuance. The Company believes that awards under the 2020 and 2021 plans better align the interests of its employees with those of its stockholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those options generally vest based on three years of continuous service and have ten-year contractual terms. Certain option and share awards provide for accelerated vesting if there is a change in control, as defined in the plan.

The Company granted 360,000 options under the 2020 plan for the year ended December 31, 2020. In connection with the MTS Merger, the outstanding options were adjusted by the Exchange Ratio of 1.3352 pursuant to the Merger Agreement. The Company granted 1,312,000 options under the 2021 plan for the year ended December 31, 2021. The Company recognized stock compensation expense of $1,656,674 and $67,070 for the years ended December 31, 2021 and 2020, respectively.

The fair value of each option award is estimated on the date of grant using a Black Scholes option-pricing model. The Company uses historical option exercise and termination data to estimate the expected term the options are expected to be outstanding. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The expected dividend yield is calculated using historical dividend amounts and the stock price at the option issue date. The expected volatility is determined using the volatility of peer companies. The Company’s underlying stock has been publicly traded since the date of the MTS Merger. All option grants during the year ended December 31, 2021 were granted subsequent to the MTS Merger. All option grants made under the SharpLink, Inc. 2020 plan were prior to the MTS Merger. The SharpLink, Inc. underlying stock was not publicly traded but was estimated on the date of the grants using valuation methods that consider valuations from recent equity financings as well as future planned transactions.

	2021	2020

Expected volatility	51.0 - 51.8%	52.4 - 70.0%
Expected dividends	0.0%	0.0%
Expected term (years)	5.5 - 6.0	5.2 - 10.0
Risk-free rate	0.79 - 1.24%	0.11 - 0.48%
Fair value of Ordinary Shares on grant date	$1.05 - $3.29	$0.94

The summary of activity under the plans as of December 31, 2021, and change during the year ended December 31, 2021 is as follows:

			Weighted average	Aggregate
		Weighted average	remaining	intrinsic
Options	Shares	exercise price	contractual term	value

Outstanding as of December 31, 2020 [1]	480,664	0.94
Granted [2]	1,337,000	6.21
Exercised	(25,917)	0.94
Forfeited	(8,180)	2.04

Outstanding as of December 31, 2021	1,783,567	4.96	9.4	$830,250
Exercisable as of December 31, 2021	658,290	3.78	9.3	$571,099

[1] - Equity structure was adjusted for all periods presented using the exchange ratio, 1.3352, established in the Merger Agreement to reflect the number of shares of the legal parent (the accounting acquiree) issued in the reverse acquisition

[2] – Includes 25,000 options previously granted to an employee of MTS prior to the merger but were assumed by the Company in connection with the MTS Merger.

Unamortized stock compensation expense of $2,375,624 as of December 31, 2021, will be amortized through 2024.